POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   31     day of March, 2014.

    /s/ John Chieffo
       John Chieffo

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   28th   day of March, 2014.

   /s/ Yanela C. Frias
       Yanela C. Frias

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   31     day of March, 2014.

      /s/ Bernard J. Jacob
      Bernard J. Jacob

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   26th     day of March, 2014.

    /s/ Richard F. Lambert
Richard F. Lambert

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    3   day of April, 2014.

   /s/ Stephen Pelletier
Stephen Pelletier
Senior Vice President, performing the functions of the principal executive officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 31    day of March, 2014.

   /s/ Kent D. Sluyter
Kent D. Sluyter

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Sun-Jin Moon, Kenneth A. Pelker, Erin C. Schwerzmann, Jordan K. Thomsen, Richard E. Buckley, Joseph D. Emanuel, John M. Ewing, Adam Scaramella, and Lynn Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 333-194370) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   28th     day of March, 2014.

      /s/ Kenneth Y. Tanji
       Kenneth Y. Tanji